Exhibit 99.1

SAFEDATA, LLC.
December 31, 2009 and 2008

Table of Contents

Page Number

Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Balance Sheets	3

Statements of Operations and Members’ Deficit	4

Statement of Cash Flows	5

Notes to Financial Statements	6-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of SafeData LLC

We have audited the accompanying balance sheets of SafeData LLC as of December 31, 2009 and 2008, and the related statements of operations, members’ equity (deficit) and cash flows for each of the years then ended. SafeData LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SafeData LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman & Company

Somerset, New Jersey
September 14, 2010

SAFE DATA, LLC
BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	$150	$150
Accounts receivable	108,418	126,982
Prepaid expenses	25,073	-
Receivable from member	134,897	121,163
Total current assets	268,538	248,295

Property and equipment, net	741,309	911,259

Intangible assets, net	34,862	38,195

Other assets	11,802	11,802

TOTAL ASSETS	$1,056,511	$1,209,551

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES:

Accounts payable and accrued expenses	$296,991	$227,028
Bank overdraft	44,439	56,543
Line of credit	276,166	88,892
Capital lease obligation – current	571,738	489,396
Note payable – current	15,000	15,000
Loan Payable to member	125,000	125,000
Deferred revenue - current	67,784	84,602
Total current liabilities	1,397,118	1,086,461

Capital lease obligations, net of current portion	256,077	460,193
Deferred revenue, net of current portion	45,760	67,305
Note payable, net of current	335,000	335,000

TOTAL LIABILITIES	2,033,955	1,948,959

MEMBERS’ DEFICIT	(977,444)	(739,408)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$1,056,511	$1,209,551

SAFE DATA, LLC
STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Net Sales	$2,551,876	$2,397,436
Cost of Sales	1,434,499	1,545,634

Gross Profit	1,117,377	851,802

Operating Expenses	1,238,720	1,446,014

Operating loss	(121,343)	(594,212)

Other (income) expense	(9,965)	(10,311)
Interest expense	126,658	110,232
Total other expense	116,693	99,921

Net loss	$(238,036)	$(694,133)

Members’ Deficit – Beginning of Year	(739,408)	(45,275)

Members’ Deficit – End of Year	$(977,444)	$(739,408)

SAFE DATA, LLC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(238,036)	$(694,133)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

Depreciation and amortization	446,648	420,692

Changes in assets and liabilities:
Accounts receivable	18,564	34,930
Prepaid Expenses	(25,073)	-
Receivable from member	(13,734)	(10,888)
Other current assets and other assets	-	(10,500)
Accounts payable and accrued expenses	69,963	67,250
Deferred Revenue	(38,363)	41,878

Net cash provided by (used in) operating activities	219,969	(150,771)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on line of credit, net	187,274	88,892
(Repayments) borrowings on overdraft account	(12,104)	56,543
Repayments under capital leases	(395,139)	(321,546)
Proceeds from note payable	-	350,000
Repayments of loans	-	(25,000)

Net cash used in financing activities	(219,969)	(148,889)

Decrease in cash and cash equivalents	-	(1,882)
Cash and cash equivalents, beginning of year	150	2,032
Cash and cash equivalents, end of year	$150	$150

Supplemental disclosure of cash flow information
Interest paid	$126,658	$110,232

Non-cash investing and financing activities:
Capital equipment acquired under leases	$273,365	$579,490

SAFE DATA, LLC
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

1.      BUSINESS ORGANIZATION AND BASIS OF PRESENTATION

Safe Data, LLC (“The Company”) delivers and supports a broad range of premium technology solutions which store, protect, optimize and leverage information; minimize downtime and recovery of information.  Clients depend on the Company to manage data growth, ensure disaster recovery and business continuity, strengthen security, reduce capital and operational expenses, and to meet increasing industry state and federal regulations

Safe Data provides solutions and services to business, government, education and healthcare industries by leveraging leading technologies such as Virtualization, Cloud Computing and Green IT.

The financial statements have been prepared using accounting principles generally accepted in the United States of America applicable for a going concern, which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business. For the years ended December 31, 2009 and 2008 the company incurred net loss and its current assets exceed its current liabilities at December 31, 2009 by $1,129,000.  Its ability to continue as a going concern is dependent upon achieving sales growth, reduction of operation expenses and the ability of the Company to obtain or restructure its financing to meet its obligations and pay its liabilities arising from normal business operations when they come due.  On June 17, 2010, the Company entered into an Asset Purchase Agreement setting forth the sale of the Company’s assets to Data Storage Corporation, a Delaware corporation and wholly owned subsidiary Data Storage Corporation.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.
Revenue Recognition – The Company’s revenues consist principally of storage revenues. Storage revenues consist of monthly charges related to the storage of materials or data (generally on a per unit basis).  Sales are generally recorded in the month the service is provided.  For customers who are billed on an annual basis, deferred revenue is recorded and amortized over the life of the contract. Setup fees charged in connection with storage contracts are deferred and recognized on a straight line basis over the life of the contract.

b.
Cash and Equivalents – The Company considers cash equivalents to be highly liquid debt securities with insignificant interest rate risk with original maturities from the date of purchase of three months or less

c.
Accounts Receivable/Allowance for Doubtful Accounts – The Company sells its services to customers on an open credit basis.  Accounts receivable are uncollateralized, non-interest-bearing customer obligations. Accounts receivables are due within 30 days. Based on an assessment of the current status of individual accounts and historical collection information, management believes that it will realize all receivables and no allowance is necessary.

d.
Property and equipment – Property and equipment are stated at cost less accumulated depreciation and amortization. Capitalized values of property under leases are amortized over the life of the lease or the estimated life of the asset, whichever is less. Depreciation and amortization are provided on the straight line method over the following estimated useful lives:

Years
Computers and Software	5
Machinery and equipment	5

e.
Impairment of Long-Lived Assets – The Company reviews long-lived assets whenever events or changes in circumstances indicate that the carrying value of any of these assets may not be realized. No impairment charges have been recorded.

f.
Leases – Leases (in which the Company is lessee) which transfer substantially all of the risks and benefits of ownership are classified as capital leases, and assets and liabilities are recorded at amounts equal to the lesser of the present value of the minimum lease payments or the fair value of the leased properties at the beginning of the respective lease terms. Leases which do not meet such criteria are classified as operating leases and the related rentals are charged to expense as incurred on a straight line basis.

g.	Advertising – All advertising costs are expensed are incurred. Advertising expense was $128,574 in 2009 and $154,308 in 2008.

h.
Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i.
Subsequent events evaluation date – The Company evaluated the events and transactions subsequent to its December 31, 2009 balance sheet date and , in accordance with FASB ASC 855-10-50, “Subsequent Events” through September 30,  2010, which is the date the financial statements were available to be issued. , The Company entered into an Asset Purchase Agreement on June 17, 2010, setting forth the sale of the Company’s assets to Data Storage Corporation, a Delaware corporation and wholly owned subsidiary Data Storage Corporation.  (See subsequent event footnote.)

j.
Income Taxes – The Company is a Limited Liability Company and is not a tax paying entity for income tax purposes. Thus, no income tax provision has been recorded in the financial statements. The taxable income (loss) of the Company is allocated to its members and included in the computation of the member’s taxable income.

3.      PROPERTY AND EQUIPMENT

	12/31/09	12/31/08

Machinery and equipment	$2,400,978	$2,147,361

Less: Accumulated depreciation and amortization	1,659,669	1,236,102
Property and equipment, net	$741,309	$911,259

4.      INTANGIBLE ASSETS

Intangible assets consisted of the following:
	Estimated Life In Years	12/31/09	12/31/08
Customer Contracts	2	$-	$179,000
Non-Compete	15	50,000	50,000
Total Intangible Assets		50,000	229,000
Less: Accumulated Amortization		15,138	190,805

Intangible Assets, net		$34,862	$38,195

4.      INTANGIBLE ASSETS (continued)

Scheduled amortization over the next five years as follows:

Year Ending December 31,
2010		$3,333
2011		3,333
2012		3,333
2013		3,333
2014		3,333
Thereafter		18,197
	Total	$34,862

5.      CAPITAL LEASE OBLIGATIONS

The Company began leasing computer equipment in 2005. The economic substance of the leases is that the Company is financing the acquisitions through the leases and accordingly, they are recorded in the Company’s assets and liabilities. The leases are payable to Systems Trading, Inc and IBM with combined monthly installments of $55,200 through various dates in 2010, 2011 and 2012. The leases are secured with the computer equipment.  Interest rates on capitalized leases vary from 6%-8% and are imputed based on the lower of the Company’s incremental borrowing rate at the inception of each lease or the lessor’s implicit rate of return.

Future minimum lease payments under the capital leases are as follows:

As of December 31, 2009	$880,015
Less amount representing interest	52,200
Total obligations under capital leases	827,815
Less current portion of obligations under capital leases	571,738
Long-term obligations under capital leases	$256,077

Long-term obligations under capital leases at December 31, 2009 mature as follows:

For the year ending December 31,
2010	$571,738
2011	249,922
2012	6,155

$827,815

The assets held under the capital leases are included in property and equipment as follows:

Equipment	$2,377,025
Less: accumulated depreciation	1,642,685

$734,340

6.      COMMITMENTS AND CONTINGENCIES

 Loan Agreement

On August 8, 2007, the Company entered into a line of credit agreement with a bank for $500,000.  The loan required payment of interest only on a monthly basis at an interest rate of the banks prime rate plus 1.25%. The interest rate at December 31, 2008 was 4.5%.   The line of credit agreement was amended on August 12, 2009, and provides for $350,000 at prime plus 3.0%, or 6.25% at December 31, 2009. The line of credit is payable on demand and is secured by substantially all assets of the Company. As of December 31, 2009 and 2008, the Company owed $276,166 and $88,892 under these agreements.  Subsequent to year end, this loan was paid in full as part of the asset purchase agreement with Data Storage.

Note Payable

On June 4, 2008 the Company entered into a term loan agreement with a business development company. The note required interest only payments through July 2009, extended to May 2010, at which time the company is required to pay 47 monthly payments of $5,834.  The remaining balance of the loan is due on July 1, 2013. The loan is secured by all assets of the Company subordinate to the bank lien and personally guaranteed by the members.  As of December 31, 2009 and 2008, the Company owed $350,000 under this agreement. Subsequent to year end, this note was paid in full as part of the asset purchase agreement with Data Storage.

Total maturities of the long term debt are as follows:

Year ending December 31:
2010	$15,000
2011	34,000
2012	38,000
2013	263,000

$350,000

Operating leases

The Company currently leases office space which calls for monthly payments of $4,800 plus a portion of operating expenses through February 2012. Minimum obligations under this lease agreement is as follows:

Year ending December 31,
2010	$57,600
2011	57,600
2012	9,600

$124,800

7.      RELATED PARTY TRANSACTIONS

Receivable from Member

During the years ended December 31, 2009 and 2008, the Company advanced one of its members $13,734 and $10,888, respectively. As of December 31, 2009 and 2008 the member owed the Company $134,897 and $121,163, respectively. These advances bear no interest and have no stated terms of repayment.

Note payable to Member

On July 9, 2007 the Company received $150,000 cash from one of its members and issued a note payable at 10.75% interest. The note has no stated terms of repayment. As of December 31, 2009 and 2008, the Company owed the member $125,000.

8.      SUBEQUENT EVENTS

On June 17, 2010 the Company entered into an Asset Purchase Agreement (the “Agreement”); setting forth the sale of its assets to Data Storage Corporation, a Delaware corporation (“Data Storage DE”) and wholly owned subsidiary of Data Storage Corporation hereinafter referred to “Data Storage.”

The Company agreed to sell, transfer, assign, and deliver to Data Storage all right, title and interest in its end user customer base (the “Business”) and all related current and fixed assets and contracts related to the Business. These assets include, but not limited to, all of its cash, accounts receivable and intellectual property. Additionally, the Company shall transfer to Data Storage all of their current liabilities to the extent arising out of the business of the assets, with the exception of the line of credit and notes payable which were paid off at the closing. Data Storage also did not acquire the receivables and loan payable to the members.

Pursuant to the Agreement, Data Storage will pay an aggregate purchase price for the Business equal to $3,000,000 (the “Purchase Price”) with $2,000,000 to be paid in cash and $1,000,000 in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) valued at $0.35 per share or 2,857,142 shares of Common Stock. Upon Closing (as defined in the Agreement), a certain portion of the Purchase Price shall be deferred subject to certain holdback and contingency clauses contained in the Agreement.

Additionally, Peter Briggs, the President of the Company will enter into an employment agreement (the “Employment Agreement”) with Data Storage and Lawrence E. Putterman will be appointed to the Data Storage Board of Directors.